Exhibit F.2

                          INTERSTATE ENERGY CORPORATION
                       CONSOLIDATING STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)

                                                                                                 Consolidated        Consolidated
                                                                          Consolidated          Interstate Power    Wisconsin Power
                                                                        IES Utilities Inc.          Company        and Light Company
                                                                        -----------------------------------------------------------
Operating Revenues:
  Electric                                                                    639,422,573          313,316,060          614,703,553
  Gas                                                                         141,278,787           42,573,297          111,737,493
  Steam                                                                        25,888,541                 --                   --
  Water                                                                              --                   --              5,007,066
  Non-regulated energy                                                               --                   --                   --
  Environmental and engineering services                                             --                   --                   --
  Affordable housing                                                                 --                   --                   --
  Oil and gas production                                                             --                   --                   --
  Intercompany / interdepartmental                                                   --                   --                   --
  Professional fees, rents and other                                              340,241                 --                   --
                                                                        -----------------------------------------------------------
             Total operating revenues                                         806,930,142          355,889,357          731,448,112
                                                                        -----------------------------------------------------------

Operating Expenses:
  Electric production fuels                                                    99,361,819           64,018,977          120,484,993
  Steam production fuels                                                       13,819,609                 --                   --
  Purchased power                                                              71,637,447           69,758,648          113,936,295
  Cost of gas sold                                                             84,641,619           20,402,428           61,409,116
  Cost of non-regulated energy sold                                                  --                   --                   --
  Other operating                                                             187,931,966           89,472,584          143,665,809
  Maintenance                                                                  52,039,534           16,867,420           49,911,859
  Depreciation and amortization                                                93,965,004           32,483,523          119,221,166
  Miscellaneous taxes other than income taxes                                  48,537,460           17,395,321           30,169,120
                                                                        -----------------------------------------------------------
             Total operating expenses                                         651,934,458          310,398,901          638,798,358
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Operating Income                                                              154,995,684           45,490,456           92,649,754
                                                                        -----------------------------------------------------------

Interest Expense and Other:
  Interest expense                                                             52,357,236           14,583,144           34,988,194
  Interest expense - intercompany                                                  (3,378)             242,587            1,595,980
  Interest income                                                              (3,609,873)            (214,466)          (5,640,179)
  Interest income - intercompany                                               (1,820,752)                --                   --
  Dividend income                                                                  (2,045)                --                 (4,653)
  Allow. for equity funds used during construction                             (1,973,384)            (169,279)          (2,127,300)
  Allow. for borrowed funds used during construction                           (1,377,281)            (243,125)            (921,411)
  (Income) / loss from consolidated subsidiaries                                     --                   --                   --
  Equity (income) / loss in unconsolidated subsidiaries                             6,169                 --               (864,362)
  Minority interest of (income) / loss                                               --                   --                   --
  Other (income) and deductions - net                                           8,015,085            1,441,579            5,379,313
                                                                        -----------------------------------------------------------
             Total interest expense and other                                  51,591,777           15,640,440           32,405,582
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Income before Income Taxes and Preferred Dividends                            103,403,907           29,850,016           60,244,172
                                                                        -----------------------------------------------------------

Income Taxes:
  Current - Federal                                                            45,441,787           14,852,808           25,552,116
                   - State                                                     13,973,261            4,798,900            6,646,921
                   - Foreign                                                         --                   --                   --
  Deferred - Federal                                                          (15,370,745)          (5,526,174)          (5,659,716)
                     - State                                                       44,148           (1,947,905)                --
                     - Foreign                                                       --                   --                   --
  Amortization of investment tax credits                                       (2,594,602)          (1,084,984)          (1,869,444)
  Low-income housing tax credits                                                     --                   --                   --
                                                                        -----------------------------------------------------------
             Total income taxes                                                41,493,849           11,092,645           24,669,877
                                                                        -----------------------------------------------------------

Preferred Dividend Requirement of Subsidiaries                                    914,376            2,474,886            3,310,248

                                                                        -----------------------------------------------------------
Net Income / (Loss)                                                            60,995,682           16,282,485           32,264,047
                                                                        ===========================================================

                                                                            Alliant Energy       Consolidated           Interstate
                                                                              Corporate         Alliant Energy             Energy
                                                                            Services, Inc.      Resources, Inc.         Corporation
                                                                        -----------------------------------------------------------
Operating Revenues:
  Electric                                                                           --                   --                   --
  Gas                                                                                --                   --                   --
  Steam                                                                              --              1,300,997                 --
  Water                                                                              --                   --                   --
  Non-regulated energy                                                               --             40,536,160                 --
  Environmental and engineering services                                             --             72,615,514                 --
  Affordable housing                                                                 --             12,238,463                 --
  Oil and gas production                                                             --             64,621,978                 --
  Intercompany / interdepartmental                                                   --                   --                   --
  Professional fees, rents and other                                          144,391,183           47,363,023                 --
                                                                        -----------------------------------------------------------
             Total operating revenues                                         144,391,183          238,676,135                 --
                                                                        -----------------------------------------------------------

Operating Expenses:
  Electric production fuels                                                          --                   --                   --
  Steam production fuels                                                             --                   --                   --
  Purchased power                                                                    --                   --                   --
  Cost of gas sold                                                                   --                   --                   --
  Cost of non-regulated energy sold                                                  --             39,113,463                 --
  Other operating                                                             139,613,649          160,893,154            2,303,971
  Maintenance                                                                        --              3,917,992                 --
  Depreciation and amortization                                                      --             33,835,264                 --
  Miscellaneous taxes other than income taxes                                   3,698,839            9,524,488                 --
                                                                        -----------------------------------------------------------
             Total operating expenses                                         143,312,488          247,284,361            2,303,971
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Operating Income                                                                1,078,695           (8,608,226)          (2,303,971)
                                                                        -----------------------------------------------------------

Interest Expense and Other:
  Interest expense                                                                   --             21,731,036            5,703,276
  Interest expense - intercompany                                               2,917,263            1,566,748              312,967
  Interest income                                                                    --             (4,339,015)            (469,031)
  Interest income - intercompany                                               (1,838,568)            (580,364)          (2,392,460)
  Dividend income                                                                    --             (1,594,584)                (146)
  Allow. for equity funds used during construction                                   --                   --                   --
  Allow. for borrowed funds used during construction                                 --                   --                   --
  (Income) / loss from consolidated subsidiaries                                     --                   --            (98,901,415)
  Equity (income) / loss in unconsolidated subsidiaries                              --              2,196,998                 --
  Minority interest of (income) / loss                                               --                273,493                 --
  Other (income) and deductions - net                                                --             (1,732,548)             422,258
                                                                        -----------------------------------------------------------
             Total interest expense and other                                   1,078,695           17,521,764          (95,324,551)
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Income before Income Taxes and Preferred Dividends                                   --            (26,129,990)          93,020,580
                                                                        -----------------------------------------------------------

Income Taxes:
  Current - Federal                                                                  --            (14,964,001)          (1,625,689)
                   - State                                                           --             (2,317,278)              94,466
                   - Foreign                                                         --                   --                   --
  Deferred - Federal                                                                 --              5,173,665             (290,358)
                     - State                                                         --              1,495,896              (89,804)
                     - Foreign                                                       --                   --                   --
  Amortization of investment tax credits                                             --                   --                   --
  Low-income housing tax credits                                                     --             (6,620,389)                --
                                                                        -----------------------------------------------------------
             Total income taxes                                                      --            (17,232,107)          (1,911,385)
                                                                        -----------------------------------------------------------

Preferred Dividend Requirement of Subsidiaries                                       --                   --                   --

                                                                        -----------------------------------------------------------
Net Income / (Loss)                                                                  --             (8,897,883)          94,931,965
                                                                        ===========================================================

                                                                                                                       Consolidated
                                                                                                                        Interstate
                                                                                                                          Energy
                                                                               Subtotal            Eliminations        Corporation
                                                                        -----------------------------------------------------------
Operating Revenues:
  Electric                                                                   1,567,442,186                            1,567,442,186
  Gas                                                                         295,589,577                               295,589,577
  Steam                                                                        27,189,538                                27,189,538
  Water                                                                         5,007,066                                 5,007,066
  Non-regulated energy                                                         40,536,160                                40,536,160
  Environmental and engineering services                                       72,615,514                                72,615,514
  Affordable housing                                                           12,238,463                                12,238,463
  Oil and gas production                                                       64,621,978                                64,621,978
  Intercompany / interdepartmental                                                   --                                        --
  Professional fees, rents and other                                          192,094,447         (146,460,596)          45,633,851
                                                                        -----------------------------------------------------------
             Total operating revenues                                        2,277,334,929        (146,460,596)        2,130,874,333
                                                                        -----------------------------------------------------------

Operating Expenses:
  Electric production fuels                                                   283,865,789                               283,865,789
  Steam production fuels                                                       13,819,609                                13,819,609
  Purchased power                                                             255,332,390                               255,332,390
  Cost of gas sold                                                            166,453,163                               166,453,163
  Cost of non-regulated energy sold                                            39,113,463                                39,113,463
  Other operating                                                             723,881,133         (142,761,757)         581,119,376
  Maintenance                                                                 122,736,805                               122,736,805
  Depreciation and amortization                                               279,504,957                               279,504,957
  Miscellaneous taxes other than income taxes                                 109,325,228           (3,698,839)         105,626,389
                                                                        -----------------------------------------------------------
             Total operating expenses                                        1,994,032,537        (146,460,596)       1,847,571,941
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Operating Income                                                              283,302,392                 --            283,302,392
                                                                        -----------------------------------------------------------

Interest Expense and Other:
  Interest expense                                                            129,362,886                               129,362,886
  Interest expense - intercompany                                               6,632,167           (6,632,167)                --
  Interest income                                                             (14,272,564)                              (14,272,564)
  Interest income - intercompany                                               (6,632,144)           6,632,144                 --
  Dividend income                                                              (1,601,428)                               (1,601,428)
  Allow. for equity funds used during construction                             (4,269,963)                               (4,269,963)
  Allow. for borrowed funds used during construction                           (2,541,817)                               (2,541,817)
  (Income) / loss from consolidated subsidiaries                              (98,901,415)          98,901,415                 --
  Equity (income) / loss in unconsolidated subsidiaries                         1,338,805                                 1,338,805
  Minority interest of (income) / loss                                            273,493                                   273,493
  Other (income) and deductions - net                                          13,525,687                   24           13,525,711
                                                                        -----------------------------------------------------------
             Total interest expense and other                                  22,913,707           98,901,415          121,815,122
                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
Income before Income Taxes and Preferred Dividends                            260,388,685          (98,901,415)         161,487,270
                                                                        -----------------------------------------------------------
Income Taxes:
  Current - Federal                                                            69,257,021                                69,257,021
                   - State                                                     23,196,270                                23,196,270
                   - Foreign                                                         --                                        --
  Deferred - Federal                                                          (21,673,328)                              (21,673,328)
                     - State                                                     (497,665)                                 (497,665)
                     - Foreign                                                       --                                        --
  Amortization of investment tax credits                                       (5,549,030)                               (5,549,030)
  Low-income housing tax credits                                               (6,620,389)                               (6,620,389)
                                                                        -----------------------------------------------------------
             Total income taxes                                                58,112,879                 --             58,112,879
                                                                        -----------------------------------------------------------
Preferred Dividend Requirement of Subsidiaries                                  6,699,510                                 6,699,510
                                                                        -----------------------------------------------------------
Net Income / (Loss)                                                           195,576,296          (98,901,415)          96,674,881
                                                                        ===========================================================